UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2019

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                 Entry into a Material Definitive Agreement.

On June 21, 2019, HarborOne Bancorp, Inc., HarborOne Bank, HarborOne Mutual Bancshares and HarborOne NorthEast Bancorp, Inc. (“HarborOne NorthEast”) entered into an Agency Agreement with Sandler O’Neill & Partners, L.P., who will assist HarborOne NorthEast in selling the shares of HarborOne NorthEast’s common stock on a best efforts basis in HarborOne NorthEast’s subscription and community offerings, and will serve as sole manager for any syndicated community offering or firm commitment offering.

For its services in the subscription and community offerings, Sandler O’Neill & Partners, L.P. will receive a fee of 0.75% of the aggregate purchase price of all shares of common stock sold by HarborOne NorthEast in the subscription offering and 1.50% of the aggregate purchase price of all shares of common stock sold by HarborOne NorthEast in the community offering, except that no fee will be paid with respect to (i) shares purchased by directors, officers, employees or members of their immediate families and their personal trusts and (ii) shares purchased by HarborOne NorthEast’s employee benefit plans or trusts established for the benefit of our directors, officers and employees.

In the event that a syndicated community offering or firm commitment underwritten offering is conducted, Sandler O’Neill & Partners, L.P. will receive a fee of 5.0% of the aggregate purchase price of all shares of common stock sold in such syndicated community offering or firm commitment underwritten offering. All fees payable with respect to a syndicated community offering or firm commitment underwritten offering will be in addition to fees payable with respect to the subscription and community offerings. Sandler O’Neill & Partners, L.P. also will be reimbursed for its reasonable out-of-pocket expenses in the offering, up to $110,000, which amount will be increased to up to $150,000 in the event that a syndicated community offering or firm commitment underwritten offering is undertaken.  Sander O’Neill & Partners, L.P. will also receive a fee of $50,000 in connection with its services as records management agent and reimbursement of reasonable out-of-pocket expenses not to exceed $50,000.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-230183) filed by HarborOne NorthEast under the Securities Act of 1933, as amended, and a related prospectus dated June 21, 2019.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01                                 Financial Statements and Exhibits.

(d)                           Exhibits

Number	Description

1.1	Agency Agreement, dated June 21, 2019, by and among HarborOne Bancorp, Inc., HarborOne Bank, HarborOne Mutual Bancshares, HarborOne NorthEast Bancorp, Inc. and Sandler O’Neill & Partners, L.P.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

By:	/s/ Linda H. Simmons
Name:	Linda H. Simmons
Title:	Senior Vice President and Chief Financial Officer

Date: June 24, 2019

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